Analysis of the net investment in business interests and intangible assets (Tables)	12 Months Ended
Dec. 31, 2018
Analysis of the net investment in business interests and intangible assets
Schedule of the analysis of the net investment in business interests and intangible assets

	2018	2017	2016
Acquisitions and disposals	£m	£m	£m
Fair value given for businesses acquired(1)	(113)	(131)	(87)
Additional investment in associates	(9)	—	—
Net outflow of cash in respect of acquisitions	(122)	(131)	(87)
Net assets/(liabilities) sold	—	177	(400)
Non-cash consideration	—	(15)	(5)
Profit on disposal	—	155	22
Net cash and cash equivalents disposed	—	—	55
Net inflow/(outflow) of cash in respect of disposals	—	317	(328)
Dividends received from associates	5	(1)	9
Cash expenditure on intangible assets	(364)	(384)	(480)
Net (outflow)/inflow	(481)	(199)	(886)